EXHIBIT 99.2

FIRST-QUARTER PRELIMINARY RESULTS April 30, 2008

Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "will," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in our forms 10-K and 10-Q, which are available on Tronox's website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. FORWARD-LOOKING STATEMENT

AGENDA § Financial Highlights Mary Mikkelson Senior Vice President and Chief Financial Officer § First-Quarter Performance and Land Sales Update Robert Gibney Vice President, Corporate Affairs § Perspective and Key Strategic Initiatives Tom Adams Chairman and Chief Executive Officer § Q & A

FINANCIAL REVIEW Financial Covenants § In compliance at end of Q1 § Expect to remain in compliance for 2008 § Working to offset risks related to current environment Seasonality § Build inventory in Q1 to prepare for paint season § $43MM outstanding on revolver at end of Q1 § Working capital consistent with Q1 2007 Year 1 Year 2 Working Capital Seasonality Inventory, Receivables and Payables Q1 seasonal inventory build ahead of peak demand in Q2 & Q3

IPO 2006 2007 2008P 2008P East 139 127.3 118 115 112 SG&A Project Cornerstone Reductions § Efficiency improvements § Restructuring § Retiree medical contribution changes § Evaluating additional opportunities to further reduce SG&A SG&A ($MM) $139 $108 - $111 2008P New $118.5 22% Reduction IPO* Run Rate 2007 $113 - $116 2008P Previous *As adjusted for reclassifications $127.3 2006

FINANCIAL ITEMS Financial Items ($MM) Q1 2008 2008P Previous 2008P New SG&A $27.6 $113 - $116 $108 - $111 Interest Expense $12.3 $50 - $55 $46 - $50 Capital Expenditures $8.3 $62 - $65 $48 - $51 Depreciation and Amortization $28.5 $108 - $110 $115 - $117

ENVIRONMENTAL § Reserves down from $239MM at IPO to $182MM at end of Q1 2008, receivables ~$68MM § Excludes anticipated future receivables of ~$28MM from DOE for West Chicago § Reimbursements: DOE, DOD § Pursue PRPs § Insurance, land sales § Kerr-McGee / Anadarko - EPA filing Total Spend n $137 $121 $98 $85 $61 $57 $52 Reimbursements n (11) (10) (15) (50) (71) (38) (19) Net Pretax Spend $126 $111 $83 $35 ($10) $19 $33 $40 - $45 $30 - $35 Additions to the reserves may be required as additional information is obtained that enables Tronox to better estimate its liabilities, including any liabilities at sites now under review. $150 ($MM) Environmental Expenditures -$100 -$50 $0 $50 $100 2001 2002 2003 2004 2005 2006 2007 2008P New 2008P Previous Environmental Strategy Legacy Risk Mitigation Strategy

1Q 2008 PRELIMINARY RESULTS Decrease of $7.4MM FX impact and higher freight / process chemicals / energy Excludes land sales ($MM) 1Q 2008 1Q 2007 Net Sales $ 349.1 $ 339.1 Cost of Sales 323.6 301.9 Gross Margin 25.5 37.2 SG&A 27.6 35.0 Gain on Land Sales 5.3 - Other 6.1 1.7 Loss from Continuing Ops $ (1.4) $ (9.0) Diluted EPS from Continuing Ops $ (0.03) $ (0.22) Adjusted EPS $ (0.16) $ (0.22) Primarily FX impact FX gains from intercompany loans

Q1 2008 EPS BRIDGE VS. Q1 2007 * Cornerstone reflects quarter to quarter comparisons and does not include cumulative $78MM cash cost reductions Continuing Operations Based on 40.9MM diluted common shares outstanding as of 3/31/08 Operating Other

PROCESS CHEMICALS § Cornerstone cumulative savings on process chemicals of nearly $10MM through Q1 2008 § Reduced consumption of caustic soda by double digits § Decreased use of calcined petroleum coke § Reduced use of lime § Under way § R&D: evaluate processes / design improvements to reduce use of process chemicals § Supply Chain: aggressively working with suppliers to obtain best price / optimize contract terms $/MT PPI Industrial Chemicals (1982 = 100) TiO2 Inputs Current Environment Source: CMAI Actions U.S. Caustic & Chlorine Projections $ Per Ton Source: Census Bureau PPI Industrial Chemicals

FREIGHT § U.S. and Asia-Pacific ocean rates subject to fuel surcharges § U.S. on land rates adjusted for fuel costs § Europe carriers beginning to request fuel adjustments § On average, outbound logistics rates contracted for 1-year periods § Utilizing rail / intermodal at lower costs § Negotiated reduced U.S. carrier rates effective 3Q § Outsourcing administrative work § Consolidating warehouses § Reducing rail car fleet Current Environment Actions Source: Clarksons Shipping Intelligence Network Baltic Supramax Day Rates

ENERGY Projected energy cost increase in 2008 vs. 2007 in range of 12% - 15% § > 50% of global energy costs for 2008 fixed (excluding electricity) § North America > 50% § Europe > 50% § Cornerstone cumulative energy savings of nearly $4MM through Q1 2008 § Hamilton - increased use of sodium chlorate plant hydrogen for energy at pigment plant to reduce use of natural gas § Operational efficiency improvements reduced use of energy in processes Current Environment Actions Q1 2008 Energy Cost by Type Q1 2008 Energy Cost by Location * 25% Electricity 52% Natural Gas 23% Steam 47% Europe 8% Asia-Pacific 45% U.S. * Represents pigment operations only, including 50% of the Tiwest Kwinana plant costs

TiO2 PIGMENT Sales Revenue § Strong Asia-Pacific, European and Latin American demand offset weak North American market Production § Capacity utilization: low 90s Operating Loss § Lower average selling prices, increased freight and input costs and FX § Offset by lower SG&A and Project Cornerstone ($MM) Sales 2007 Q1 2008 Q1 $315.4 $321.6 100 150 200 250 300 350 400

2006 2007 East 23 28 ($MM) Sales ELECTROLYTIC $23.7 $27.5 Q1 2007 Q1 2008 Executing Strategies § Chlorate production expansion § Boron market penetration § LMO rechargeable battery market growth EMD Antidumping Action Progressing § Dept. of Commerce preliminary determinations: 120.59% (Australia), 236.81% (China) § Australia and China importers must post bonds § Rates will be recalculated in final determinations § ITC decision expected mid-September 2008

LAND SALES PROGRESS § Weak U.S. economy § More difficult for buyers to secure financing § Residential development slow § Commercial development beginning to be impacted § Land sales gains of $5.3MM completed in 1Q 2008 § Small parcel in Henderson, Nev. § Mobile, Ala., parcel related to former operations Pursuing: § 53-acre 100%-owned parcel in Henderson, Nev. § Initial buyer remains interested and pursuing financing § Working with additional prospects § Working with state to obtain NFAs on other Henderson parcels § Additional 100%-owned property Current Environment Actions

STRATEGIC INITIATIVES $30 - $35 $40 - $45 a$10 Net Environmental Spend $30 $22 a$8 Cornerstone Savings (Operations and SG&A) $62 - $65 2008P Previous Other: Freight, Energy, etc. $48 - $51 a$14 Capital Expenditures 2008P New Q1 Changes 2008 Financial Items ($MM) Pursue low-cost alternatives "Aggressively reduce spending in all areas of the business while maintaining the highest level of safety for our employees"

CORNERSTONE EXECUTION § Cumulative cash cost reductions of $78MM since July 2006 § Teams ahead of schedule § Achieved $8MM in additional cash cost reductions in Q1 § Increased Project Cornerstone by $8MM bringing total cost reductions to $30MM for 2008 § Continuing working capital initiative focused on inventory reduction, receivables and payables Cash Cost Reductions (Cumulative) Land Sales & Capital Program * Does not include 2,200-acre LandWell sales Status Summary (Cumulative) $0 $20 $40 $60 $80 $100 $120 $140 2006 2007 2008 2009 2010 Savings to Date Capital Expenditures Add'l Land Sales*

TiO_2 PRICING ENVIRONMENT

Market Fundamentals

- Global demand: ~3% increase projected for 2008
- Capacity utilization: ~92% - 95%
- Inventory levels at seasonal norms

Price Increases Needed to Offset Rising Costs

- Caustic, chlorine, petroleum coke
- Freight costs
- Energy

Region	1Q 2008 (year over year) % Change in Demand
Americas	- 1%
Europe	+ 4%
Asia	+ 10%
Worldwide	~ 3% - 4%

Source: Company Estimates

Regional Health Gauge



North America
European Union
NE Asia
Includes China

Region	GDP Forecast 2008
North America	1.3%
European Union	1.9%
NE Asia	8.0%
Global	2.8%

TRONOX

18

2008 ACTIONS

Goals	Actions	Status
Cost Structure	▪ Q1: Increase Cornerstone cash cost reduction targets $8MM which brings 2008 projected total savings to $30MM ▪ Pursue additional savings initiatives	✓ $8MM as of 3/31/08 ▪ Under way
Product Pricing	▪ TiO_2 – Aggressively pursue TiO_2 price increases ▪ Electrolytic – Finalize antidumping suit	▪ Ongoing ✓ Preliminary finding positive Final expected in Sept. 2008
SG&A	Projected 2008 spend of $108MM - $111MM, a reduction from IPO run rate of $139MM	✓ Q1: $7.4MM savings vs. prior year ▪ Further reductions under evaluation
Environmental	Continue pursuit of mitigation items	✓ GAO audit under way ✓ EPA 104(e) in progress ✓ Reduce 2008 spend
Strategic Alternatives	Identify strategic options for business to add shareholder value	✓ RTI agreement signed ✓ Kwinana expansion under way ▪ Ongoing

TRONOX
19

Q&A